UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2026

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Merger Agreement

On July 26, 2026, Planet 13 Holdings Inc., a Nevada corporation (“Planet 13” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vireo Growth Inc., a British Columbia corporation (“Vireo” or “Parent”), and Supernova Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Vireo (“Merger Sub”), pursuant to which Vireo will, as a result of the merger contemplated thereby, acquire all of the issued and outstanding equity interests of the Company. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger” and, together, with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving as a direct wholly owned subsidiary of Vireo. Capitalized terms used but not defined herein have the meanings given to them in the Merger Agreement, except as otherwise indicated.

The Company’s board of directors (the “Company Board”), acting on the unanimous recommendation of a special committee of the Company Board, consisting solely of directors who are independent and disinterested directors of the Company (the “Special Committee”), has unanimously, among other things, (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders, (ii) approved, authorized, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby and (iii) resolved to recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement and the approval of transactions contemplated thereby, including the Merger.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of the Company (“Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) will be automatically cancelled, extinguished and converted into the right to receive 0.015383618 (the “Exchange Ratio”) of a subordinate voting share of Parent (the “Parent Shares” and such amount, the “Merger Consideration”).

Representations and Warranties; Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement in accordance with its terms and the Effective Time, subject to specified exceptions, to, (i) use reasonable best efforts to conduct the business of the Company and its Subsidiaries in all material respects in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve in all material respects its assets and business organization and maintain in all material respects its existing business relations and goodwill with customers, suppliers, licensors, distributors, Governmental Authorities, independent contractors, employees, and business partners with whom the Company has material business relations, and (ii) not to take certain actions prior to the Effective Time without the prior written consent of Parent.

Treatment of Company Equity Awards

Company Options

At the Effective Time, each option to purchase shares of Company Common Stock (each such option, a “Company Option”) that has a per share exercise price that is greater than or equal to the per share value of a Parent Share multiplied by the Exchange Ratio (each, an “Underwater Option”), will, by virtue of the Merger, be cancelled and terminated for no consideration or payment and shall cease to provide the holder with the right to acquire shares of the Company or Parent or otherwise represent any right to any equity interest in Parent or any Affiliate. Immediately prior to the Effective Time, such Underwater Options will be cancelled and terminated without further action of the holder or the parties to the Merger Agreement. At the Effective Time, each Company Option (if any) that is not an Underwater Option and that is outstanding and unexercised immediately prior thereto, whether vested or unvested, will by virtue of the Merger and without any action on the part of any holder of any Company Option or any other Person, be converted into a Parent Option in accordance with the Merger Agreement.

Company RSU Awards

Prior to the Effective Time, the Company will take all actions necessary or appropriate to cause each award of restricted stock units of the Company (a “Company RSU Award”) that is outstanding as of immediately prior to such acceleration, whether vested or unvested, to become fully vested immediately prior to the Effective Time. In connection with such acceleration, the Company will issue to each holder of a Company RSU Award the shares of Company Common Stock underlying such Company RSU Award, subject to the Company’s satisfaction of all applicable tax withholding obligations in accordance with applicable Law, the applicable Company Equity Plan and award agreement, and the Merger Agreement. Each share of Company Common Stock issued pursuant to the preceding sentence will be issued and outstanding immediately prior to the Effective Time and will be converted into the right to receive the Merger Consideration.

Treatment of Company Warrants

At the Effective Time, subject to the option of holders thereof to receive the alternative consideration in respect thereof as set forth in, and in accordance with, the terms of each warrant to purchase Company Common Stock issued by the
Company that are issued and outstanding immediately prior to the Effective Time (collectively, the “Company Warrants”), Company Warrants shall become exercisable into Parent Shares in accordance with their terms. Consistent with the terms of the Company Warrants, any such Company Warrant shall be exercisable for a number of Parent Shares (if applicable, rounded in accordance with the terms of the Company Warrants) equal to the product of (x) the aggregate number of shares of Company Common Stock issuable in respect of such Company Warrants immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (the “Assumed Warrants”) and the exercise price (rounded up to the nearest whole cent) of the Assumed Warrants will equal (i) the Exercise Price (as defined in the Company Warrants) of the Company Warrants in effect immediately prior to the Effective Time, divided by (ii) the Exchange Ratio.

Closing Conditions

The closing of the Merger is subject to the satisfaction of certain conditions, including (i) the adoption of the Merger Agreement by (a) the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon; and (b) the affirmative vote of a simple majority of the votes cast by holders, excluding the votes for shares of Company Common Stock held or controlled by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators, at a special meeting of the Company’s stockholders; and (ii) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the Transactions, the accuracy of the Company’s representations and warranties contained in the Merger Agreement and the absence of any Company Material Adverse Effect since the date of the Merger Agreement.

Non-Solicitation; Company Adverse Recommendation Change

From the date of the Merger Agreement until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, the Company is subject to customary “no-shop” restrictions requiring the Company not to, among other things, directly or indirectly, (a) initiate, seek, solicit, facilitate or knowingly encourage, or induce or take any other action designed or intended to lead to, or that would reasonably be expected to lead to, any inquiry with respect to, or the making, submission or announcement of, any Company Acquisition Proposal, (b) enter into, continue or otherwise participate in any negotiations or discussions with, or furnish or cause to be furnished any information or data to, or furnish access to the Company’s (or any of its Subsidiaries’) properties with respect to, or otherwise cooperate in any way with, any Person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Company Acquisition Proposal, or grant any waiver or release under (or terminate, amend or modify any provision of), or fail to enforce to the fullest extent permitted under applicable Law, any confidentiality or standstill or similar agreement, (c) execute or enter into any binding or non-binding letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, commitment, arrangement or understanding relating to or in connection with, or that is intended to or would reasonably be expected to lead to, any Company Acquisition Proposal, (d) submit to the stockholders of the Company for their approval any Company Acquisition Proposal or Company Superior Proposal, or (e) resolve to do, or agree or announce an intention to do, any of the foregoing.

The Company may, however, prior to obtaining the Company Stockholder Approval, engage in negotiations or substantive discussions with, or furnish any information to, a third party that has made a bona fide, written Company Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement if the Special Committee and the Company determine in good faith (after consultation with their respective financial advisors and outside legal counsel) that (x) such Company Acquisition Proposal constitutes or is reasonably likely to constitute a Company Superior Proposal and (y) failure to take such action would be inconsistent with the fiduciary duties of the Special Committee or the Company Board under applicable Law.

If, at any time prior to the receipt of the Company Stockholder Approval, the Company, the Company Board or the Special Committee receives a Company Superior Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement, the Company Board or the Special Committee may authorize and cause the Company, in certain circumstances, to make a Company Adverse Recommendation Change and cause the Company to terminate the Merger Agreement and to concurrently enter into a definitive agreement relating to a Company Superior Proposal, subject to complying with specified notice requirements to Parent and other conditions set forth in the Merger Agreement, including paying the Company Termination Fee (as defined below) to Parent in specified circumstances, as described below.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including, (i) if the Merger is not consummated on or before 5:00 p.m. (New York City time) on July 26, 2027, subject to extension to October 26, 2027, solely to the extent that the requisite cannabis regulatory approvals have not been obtained (as extended, if applicable, the “Termination Date”), (ii) if the Company Stockholder Approval is not obtained at a meeting of Company stockholders (or any adjournment or postponement thereof) at which a vote is taken on the adoption of the Merger Agreement, (iii) if the other party breaches its representations, warranties or covenants in a manner that would cause the conditions to the closing of the Transactions with respect to such representations, warranties or covenants to not be satisfied and fails to cure such breach within the applicable cure period, (iv) if any Governmental Authority of competent jurisdiction shall have issued or entered any Order after the date of the Merger Agreement or any Law shall have been enacted or promulgated after the date of the Merger Agreement that has the effect of permanently restraining, enjoining, rendering illegal or otherwise prohibiting the Merger or other transactions contemplated by the Merger Agreement, and in the case of such an Order, such Order shall have become final and non-appealable, and (v) by mutual written agreement of Parent and the Company. In addition, (x) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by the Company (prior to obtaining the Company Stockholder Approval) in order to enter into a definitive agreement providing for a Company Superior Proposal and (y) the Merger Agreement may be terminated by Parent if the Company Board or the Special Committee shall have made a Company Adverse Recommendation Change or the Company or the Company Board, as applicable, shall have materially breached any of its obligations under certain non-solicitation provisions of the Merger Agreement.

Termination Fee

If the Merger Agreement is terminated (i)(a) by Parent on the basis of a breach of a covenant or agreement contained in the Merger Agreement or (b) by either Parent or the Company if the Merger is not consummated on or before the Termination Date or if the Company Stockholder Approval is not obtained at a meeting of Company stockholders (or any adjournment or postponement thereof) at which a vote is taken on the adoption of the Merger Agreement, and prior to such termination, a Company Acquisition Proposal has been publicly disclosed and not publicly withdrawn at least three business days prior to the Company Stockholders’ Meeting or is otherwise known to the Company Board and not withdrawn and within nine months after any such termination, any Company Acquisition Proposal is consummated or the Company enters into a definitive agreement with respect to any Company Acquisition Proposal (regardless of when or whether such transaction is ultimately consummated), (ii) by the Company at any time prior to receipt of the Company Stockholder Approval, in order for the Company to enter into a definitive agreement with respect to a Company Superior Proposal to the extent permitted by the Merger Agreement, or (iii) by Parent if the Company Board or the Special Committee shall have made a Company Adverse Recommendation Change or the Company or the Company Board, as applicable, shall have materially breached any of its obligations under certain non-solicitation provisions of the Merger Agreement, then the Company will be required to pay Parent a termination fee equal to $1,800,000 (the “Termination Fee”).

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Transactions contemplated thereby is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Merger Agreement and the above description have been included to provide information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; except as expressly set forth therein, were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or Parent. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, investors should not read the Merger Agreement in isolation, but rather in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Voting Agreements and Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, and as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, each of Larry Scheffler, Robert Groesbeck, David Loop and Christopher Wren, and certain Affiliates of each of them, entered into a voting agreement (collectively, the “Voting Agreements”) with Parent, pursuant to which each such individual has agreed, among other things, and subject to the terms thereof, to vote the respective shares of Company Common Stock beneficially owned by each such individual in favor of the adoption of the Merger Agreement and against any Company Acquisition Proposal (including any Company Superior Proposal).

The Voting Agreements will terminate upon the earliest of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, and (iii) the written agreement of the parties thereto.

Concurrently with the execution of the Merger Agreement, and as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, each of Larry Scheffler, Robert Groesbeck, David Loop and Christopher Wren, and certain Affiliates of each of them, has also entered into a lock-up agreement (collectively, the “Lock-Up Agreements”) with Parent, pursuant to which each such Person has agreed not to transfer Parent Shares beneficially held or to be held by such Person that constitute, or will constitute, Merger Consideration (the “Locked-Up Shares”). With respect to each such group of stockholders, 5% of the Locked-Up Shares will be released at the Effective Time, 31.67% of the Locked-Up Shares will be released nine months after the Effective Time, 31.66% of the Locked-Up Shares will be released 15 months after the Effective Time and 31.67% of the Lock-Up Shares will be released 18 months after the Effective Time.

The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full texts of the Voting Agreements, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference and the foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full texts of the Lock-Up Agreements, a form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional Information and Where to Find It

In accordance with the Merger Agreement, Vireo intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to Planet 13’s stockholders in connection with its solicitation for proxies for the vote by its stockholders in connection with the Merger and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Planet 13’s equity holders in connection with the completion of the Merger. Planet 13 also intends to file relevant materials with the SEC and applicable Canadian securities regulators, including preliminary and definitive proxy statements relating to the Merger. The definitive proxy statement and other relevant documents will be mailed to Planet 13’s stockholders as of the record date established for voting on the Merger. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that may be filed with the SEC or mailed to Planet 13 stockholders in connection with the Merger.

BEFORE MAKING ANY DECISION, PLANET 13 STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT AS, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Any vote in respect of resolutions to be proposed at Planet 13’s stockholder meeting to approve Merger or other proposals in relation to the Merger should be made only on the basis of the information contained in Planet 13’s proxy statement/prospectus. You will be able to obtain a free copy of the Registration Statement, proxy statement/prospectus and other related documents (when available) filed with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. The information found on, or otherwise accessible through, Planet 13’s website is neither incorporated by reference into, nor does it form a part of, this Current Report on Form 8-K or any other document that Planet 13 files with the SEC.

Participants in the Solicitation

Planet 13 and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Planet 13’s stockholders in connection with the Merger. Information regarding Planet 13’s directors and executive officers is set forth under the captions “Proposal No. 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation,” “Director Compensation,” “Executive Compensation Tables,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Planet 13’s Annual General Meeting of Stockholders, filed with the SEC on April 29, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Planet 13’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transactions will be included in the proxy statement/prospectus that Vireo expects to file in connection with the proposed Merger and other relevant materials Planet 13 may file with the SEC and applicable Canadian securities regulators.

Vireo, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Planet 13’s stockholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in Vireo is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance” of Vireo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Merger or the accuracy or adequacy of this communication.

Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). Forward-looking information contained in this Current Report on Form 8-K may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the proposed Merger and the expected timing and benefits thereof; the expected closing date; the approximate value of the consideration to be paid in the Merger; the satisfaction or waiver of the closing conditions set out in the Merger Agreement, including receipt of all regulatory approvals; the expectation that the shares of Planet 13 common stock will be delisted from the Canadian Securities Exchange and OTCQX Market and that Planet 13 will cease to be a reporting issuer under applicable U.S. and Canadian securities laws; and Vireo’s expectations around integration of the operations of its recent and announced acquisitions and timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Vireo, Planet 13 or their respective subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although Vireo and Planet 13 believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither Vireo nor Planet 13 can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the proposed Merger; risks and uncertainties associated with the proposed Merger, some of which are beyond Vireo’s and Planet 13’s control; Vireo’s and Planet 13’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the proposed Merger; the effects of the proposed Merger on Vireo, Planet 13 and the interests of various constituents; subject to the successful outcome of the proposed Merger, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where Vireo and Planet 13 currently operate; current and future market conditions, including the market price of the subordinate voting shares of Vireo; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of Vireo to raise additional financing to continue as a going concern; Vireo’s and Planet 13’s ability to meet the demand for flower in their various markets; Vireo’s ability to dispose of its assets held for sale at an acceptable price or at all; and risk factors set out in Vireo’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and Planet 13’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under Vireo’s and Planet 13’s respective profiles on SEDAR+ at www.sedarplus.com.

The statements in this Current Report on Form 8-K are made as of the date of this release. Except as required by law, neither Vireo nor Planet 13 undertakes any obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of July 26, 2026, by and among Vireo Growth Inc., Supernova Merger Sub Inc. and Planet 13 Holdings Inc.
10.1	Form of Voting Agreement by and among Vireo Growth Inc. and certain stockholders of Planet 13 Holdings Inc.
10.2	Form of Lock-Up Agreement by and among Vireo Growth Inc. and certain stockholders of Planet 13 Holdings Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

+         Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET 13 HOLDINGS INC.

Date: July 30, 2026	By:	/s/ Robert Groesbeck
	Name:	Robert Groesbeck
	Title:	Co-Chief Executive Officer

Date: July 30, 2026	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Title:	Co-Chief Executive Officer